SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported) February 19, 1998
                                    -----------------

                          COMMISSION FILE NO.: 0-23126
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                             RELIANCE BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                    11-3187176
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(State or other Jurisdiction of Incorporation          (IRS Employer or
organization)                                          Identification No.)


               585 Stewart Avenue, Garden City, New York 11530
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             (Address of principal executive officer) (Zip Code)


Registrant's telephone number, including area code: (516) 222-9300
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Item 5.           Other Events

     On February 19, 1998, the Company announced the completion of its fifth stock repurchase program. The Company repurchased 440,973 shares of its outstanding common stock, in open market transactions at an aggregate cost of approximately $13,379,000. There will be 9,595,427 shares of Reliance Bancorp, Inc. common stock outstanding upon settlement of the last transaction on or about February 24, 1998.

Item 7 (c).       Exhibits

     Exhibit 99.1 Press Release announcing the completion of the Company's fifth stock repurchase program.



































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   By:      /s/  Raymond A. Nielsen
                                            ------------------------
                                            Raymond A. Nielsen
                                            President and
                                            Chief Executive Officer



Dated:    February 19, 1998